UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 24, 2026

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

276 5th Avenue, Suite 704 #739 New York, New York	10001
(Address of registrant’s principal executive office)	(Zip code)

+6012 643 7688

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 24, 2026, Treasure Global Inc, a Delaware corporation (the “Company” or “TGL”), entered into a Supplemental Agreement (the “Supplemental Agreement”) with Mestiz Technology Sdn Bhd, a company incorporated under the laws of Malaysia (“Mestiz Tech”), amending the Software Development Agreement dated September 11, 2026 between the Company and Mestiz Tech (the “Original Agreement”). Pursuant to the Supplemental Agreement, the parties agreed to reduce the scope of services under the Original Agreement and to reduce the total Service Fees from $2,000,000 to $1,000,000.

The revised scope of services under the Supplemental Agreement continues to cover the design, development, integration and implementation of a centralized Microsoft Power BI Business Intelligence solution across three (3) business environments: (i) lifestyle membership and retail business; (ii) loyalty and digital ecosystem business; and (iii) digital wallet and fintech business, with a revised implementation plan set out in a new Schedule 1, which replaces Appendix A of the Original Agreement.

The Company has already issued TGL Shares having an aggregate value of $500,000 to Mestiz Tech in full satisfaction of Milestone 1 under the Original Agreement, which amount has been credited in full against the revised Service Fees. The remaining $500,000 in Service Fees is payable in two milestones: (i) $250,000 upon mobilisation of Phase 2; and (ii) $250,000 upon mobilisation of Phase 3. Payment of the remaining milestones may, at the Company’s sole and absolute discretion, be satisfied in cash, common stock of the Company (“TGL Shares”), or any combination thereof.

Except as expressly amended by the Supplemental Agreement, the Original Agreement remains unchanged and in full force and effect. The Supplemental Agreement is governed by and construed in accordance with the laws of Malaysia.

The foregoing description of the Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

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Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. Any TGL Shares issued pursuant to this Supplemental Agreement would be issued on a restricted stock basis for a period of six (6) months from the date of issuance, subject to compliance with Rule 144 of the Securities Act of 1933, as amended. The Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation S promulgated thereunder.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Form of Supplemental Agreement to the Software Development Agreement between the Company and Mestiz Technology Sdn Bhd
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2026	TREASURE GLOBAL INC.

	By:	/s/ Pusparajan a/l Vadiveloo
	Name:	Pusparajan a/l Vadiveloo
	Title:	Chief Financial Officer

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